SPARX Japan Fund,
a series of
SPARX Funds Trust

Supplement to Prospectus dated February 28, 2006

Change in time of NAV calculation

As of July 1, 2006, the net asset value (NAV) of the fund’s shares will be calculated as of the close of regular session trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. Eastern time. This is a change from the fund’s current policy to calculate NAV at 9:30 a.m. Eastern time. References in the prospectus to 9:30 a.m. Eastern time generally will change to the close of the NYSE.

Please note:

•	orders to buy or sell fund shares placed by 9:30 a.m. on Friday, June 30, 2006 will be executed at the NAV calculated as of that time

•	orders placed after 9:30 a.m. on Friday, June 30, 2006 and by the close of the NYSE on Monday, July 3, 2006 will be executed at the NAV calculated as of that time

•	orders placed after the close of the NYSE on Monday, July 3, 2006 will be executed at the next calculated NAV (because the NYSE is closed on Tuesday, July 4, 2006, this will be on Wednesday, July 5, 2006)

Principal investment policies

The following paragraph replaces the second paragraph under “Investment Objective, Strategy and Policies” under the sub-heading “Principal investment policies” in its entirety:

The fund invests primarily in securities denominated in Japanese yen. The fund may, but is not obligated to, engage in currency hedging transactions to seek to minimize the effect of fluctuations in relative values between the Japanese yen and the U.S. dollar. To the extent the fund does not hedge its currency exposure, the value of the fund’s investments will be subject to the currency exchange fluctuations between the Japanese yen and the U.S. dollar. Generally, hedging involves derivatives transactions such as entering into currency forward, options or futures contracts. The fund also may employ other investment techniques, although the fund does not currently intend to engage in derivative transactions other than for hedging purposes.

Dated: May 31, 2006